POWER OF ATTORNEY

I, the undersigned Director and Officer of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                                      33-59749
                                                      33-62481
                                                      33-63611
                                                      33-63657
                                                      33-80750
                                                     333-22723
                                                     333-49581


Registration Statements filed under the Investment Company Act of 1940:

                                                     811-08582

hereby ratifying and confirming on this 14th day of April, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.




                   Signature/Title
                   ---------------


               /s/ Thomas J. McInerney
         -----------------------------------
                 Thomas J. McInerney
                Director and President
            (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                                      33-59749
                                                      33-62481
                                                      33-63611
                                                      33-63657
                                                      33-80750
                                                     333-22723
                                                     333-49581


Registration Statements filed under the Investment Company Act of 1940:

                                                     811-08582

hereby ratifying and confirming on this 14th day of April, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                   Signature/Title
                   ---------------


                /s/ Catherine H. Smith
         -----------------------------------
                  Catherine H. Smith
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                                      33-59749
                                                      33-62481
                                                      33-63611
                                                      33-63657
                                                      33-80750
                                                     333-22723
                                                     333-49581


Registration Statements filed under the Investment Company Act of 1940:

                                                     811-08582

hereby ratifying and confirming on this 14th day of April, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                   Signature/Title



                /s/ Shaun P. Mathews
         -----------------------------------
                  Shaun P. Mathews
                      Director

                                POWER OF ATTORNEY

I, the undersigned Director and Officer of Aetna Insurance Company of America, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman and Mary Katherine Johnson and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                                      33-59749
                                                      33-62481
                                                      33-63611
                                                      33-63657
                                                      33-80750
                                                     333-22723
                                                     333-49581


Registration Statements filed under the Investment Company Act of 1940:

                                                     811-08582

hereby ratifying and confirming on this 14th day of April, 1998, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                   Signature/Title



                 /s/ Deborah Koltenuk
         -----------------------------------
                   Deborah Koltenuk
             Director and Vice President
         and Treasurer, Corporate Controller
              (Chief Financial Officer)